UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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Equitrans Midstream Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of EQUITRANS MIDSTREAM CORPORATION To Be Held On: June 11, 2019 at 9:00 a.m. ET at the law offices of McGuireWoods LLP, Tower Two-Sixty, 260 Forbes Avenue, Suite 1800, Pittsburgh, PA 15222 This communication is not a form for voting and presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 31, 2019. Please visit http://www.astproxyportal.com/ast/22476/, where the following materials are available for view: • Notice of Annual Meeting of Shareholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: Except for Shares held in the Company’s Long-Term Incentive Plan (LTIP) or the Equitrans Midstream Corporation Employee Savings Plan (401(k) Plan), you may vote your shares in person by attending the Annual Meeting. Please see the proxy statement for special requirements for meeting attendance. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. TO VOTE: 1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of shareholders. NOMINEES: 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers for 2018. Vicky A. Bailey Kenneth M. Burke Margaret K. Dorman Thomas F. Karam David L. Porges Norman J. Szydlowski Robert F. Vagt 3. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019. 5. To transact any other business as may properly be presented at the Annual Meeting or any adjourment or postponement thereof. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 12, 2019. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournments thereof. If you hold shares in the LTIP or the 401(k) Plan, your vote must be received by 11:59 P.M. Eastern Time on June 2, 2019. Please note that you cannot use this notice to vote by mail. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER